EXHIBIT 99.1

PRESS RELEASE                                        OLD LINE BANCSHARES, INC.
FOR IMMEDIATE RELEASE                                CONTACT:
                                                     CHRISTINE M. RUSH
                                                     CHIEF FINANCIAL OFFICER
                                                     (301) 645-0333


OLD LINE BANCSHARES, INC. ANNOUNCES THIRD QUARTER 2003 EARNINGS

WALDORF, MD.-November 7, 2003. Old Line Bancshares, Inc.'s (OTCBB-OLBC), the parent company of Old Line Bank, net income for the nine month period ending September 30, 2003 grew 30.28% to $337,881 from $259,354 during the same period in 2002. Basic and fully diluted earnings per share were $0.27, in the first nine months of 2003, compared to $0.30 for the same period in 2002.

Return on average equity on an annualized basis during the first nine months of 2003 decreased to 5.58% compared to a return on average equity of 6.46% for the same period in 2002. Return on average assets on an annualized basis for the first nine months of 2003 was .57% compared to .56% for the same period in 2002.

Total assets were $89.3 million on September 30, 2003. This represented a $17.1 million or 23.61% increase over the December 31, 2002 level of $72.2 million.

At September 30, 2003, total loans, net of allowance, had grown to $58.4 million, as compared to $43.1 million at December 31, 2002, representing an increase of 35.60%. The growth in the loan portfolio reflects the Bank's higher lending limit and as a result its ability to retain a higher portion of loans previously participated out to other financial institutions as well as the hiring of additional relationship officers, the opening of the Clinton, Maryland branch in September 2002 as well as business development. The allowance for loan losses was $524,131 or 0.89% of loans at September 30, 2003, compared to $389,553 or 0.90% of loans at December 31, 2002. Our non-performing loans continue to be immaterial. We remain pleased with our success at growing the loan portfolio while maintaining our credit disciplines. At the period ended September 30, 2003, we had no loans past due more than 90 days.

Deposits amounted to $72.1 million at September 30, 2003, which represents a $9.8 million or 15.88% increase from $62.3 million of total deposits at December 31, 2002. Although deposit growth remained strong during the period, balances in real estate settlement accounts declined as the pace of re-financings began to slow with the recent increase in interest rates.

The 897,000 additional shares issued during the public offering in June 2003, as restated for the 200% stock dividend paid October 10, 2003, negatively impacted earnings per share. Although we grew the loan portfolio 35.60%, until such time that we deploy all of the proceeds from the offering into loans and other income producing assets versus maintaining them in lower yielding liquid investments, we expect lower earnings per share. The .25% reduction in the targeted Federal Funds rate negatively impacted earnings for the three month period ended September 30, 2003. During the period, we completed the formation of the holding company and declared a 200% stock dividend. The approximately $60,000 in expenses associated with the formation of the holding company and costs associated with payment of the stock dividend increased other operating expenses during the period and also negatively impacted earnings per share. We anticipate improvement in earnings during the fourth quarter of the year as we continue to deploy the offering proceeds into increased loan volume.

Old Line Bancshares, Inc. is the parent company of Old Line Bank, a Maryland chartered commercial bank headquartered in Waldorf, Maryland, approximately 10 miles south of Andrews Air Force Base and 25 miles southeast of Washington, D.C. Old Line Bank also operates from an additional branch in Waldorf, Maryland and two branches in Prince George's County, Maryland. Its primary market area is the




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suburban Maryland (Washington, D. C. suburbs) counties of Prince George's,
Charles and northern St. Mary's. It also targets customers throughout the greater Washington, D.C. metropolitan area. At September 30, 2003, Old Line Bank had total assets of $89.3 million, loans less allowance for loan losses of $58.4 million and total deposits of $72.1 million.

The statements in this press release that are not historical facts constitute "forward-looking statements" as defined by Federal Securities laws. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, changes in interest rates and changes in economic, competitive, governmental, regulatory, technological and other factors which may affect Old Line Bancshares, Inc. specifically or the banking industry generally. Forward-looking statements speak only as of the date they are made. Old Line Bancshares, Inc. will not update forward-looking statements to reflect factual assumptions, circumstances or events that have changed after a forward-looking statement was made. For further information, please refer to Old Line Bancshares, Inc. Registration Statement on Form 10-SB and Old Line Bancshares, Inc.'s periodic reports on Form 10-QSB filed with the U.S. Securities and Exchange Commission and available at their web site www.sec.gov.

















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                            OLD LINE BANCSHARES, INC.

                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                 As of September 30, 2003 and December 31, 2002

                                                                                 September 30,         December 31,
                                                                                      2003                 2002
                                                                                  (Unaudited)
                                                        Assets
Cash and due from banks                                                             $ 2,653,053           $1,409,172
Federal funds sold                                                                    9,885,239            5,622,983
Time deposits in other banks                                                            700,000              600,000
Securities available for sale                                                        14,099,250           13,387,553
Securities held to maturity                                                            -                   5,351,588
Loans, less allowance for loan losses                                                58,387,484           43,058,786
Federal Reserve Bank stock                                                              371,300              161,750
Atlantic Central Bankers Bank stock                                                      12,000               12,000
Federal Home Loan Bank stock                                                            200,000              200,000
Maryland Financial Stock                                                                100,000             -
Bank premises and equipment                                                           2,220,761            1,920,243
Accrued interest receivable                                                             305,477              305,486
Deferred income taxes                                                                    67,496             -
Other assets                                                                            300,433              215,140
                                                                                ----------------      ---------------
                                                                                    $89,302,493          $72,244,701
                                                                                ================      ===============


                                         Liabilities and Stockholder's Equity

Deposits
   Noninterest-bearing                                                              $18,023,964          $12,614,536
   Interest bearing                                                                  54,115,947           49,641,789
                                                                                ----------------      ---------------
      Total deposits                                                                 72,139,911           62,256,325
Borrowed funds                                                                        4,000,000            4,000,000
Accrued interest payable                                                                199,516              250,259
Income tax payable                                                                      130,781             -
Deferred income taxes                                                                  -                      34,021
Other liabilities                                                                       125,135               17,503
                                                                                ----------------      ---------------
                                                                                     76,595,343           66,558,108
                                                                                ----------------      ---------------
Stockholders' equity
    Common stock, par value $.01 per share in 2003 and $10 per share in 2002;
         authorized 5,000,000 shares in 2003 and 1,000,000 in 2002;
           issued and outstanding 585,631.5 in 2003 and 286,631.5 in 2002                 5,856            2,866,315
Surplus                                                                              12,374,509            2,600,000
Undivided profits (deficits)                                                            384,715              127,091
                                                                                ----------------      ---------------
                                                                                     12,765,080            5,593,406
    Accumulated other comprehensive income                                             (57,930)               93,187
                                                                                ----------------      ---------------
                                                                                     12,707,150            5,686,593
                                                                                ----------------      ---------------
                                                                                    $89,302,493          $72,244,701
                                                                                ================      ===============





                             See accompanying notes to consolidated financial statements.


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
                                                     OLD LINE BANCSHARES, INC.

                                                 CONSOLIDATED STATEMENTS OF INCOME
                                                 ---------------------------------
                               For the three and nine month periods ended September 30, 2003 and 2002
                                                            (Unaudited)

                                                               Three Months Ended,                        Nine Months Ended,
                                                                  September 30,                             September 30,
                                                             2003            2002                 2003                   2002
                                                         -------------   -------------        --------------         --------------
Interest revenue
   Loans, including fees                                     $853,377       $ 741,334           $ 2,380,330            $ 2,092,500
   U.S. government agency securities                           83,161         120,718               319,007                492,482
   Mortgage backed securities                                  19,463          64,642                76,041                113,795
   Tax exempt securities                                       24,738           7,931                63,660                 10,541
   Federal funds sold                                          27,322          34,922                64,017                 80,102
   Other                                                       10,985           6,368                31,149                 17,458
                                                         -------------   -------------        --------------         --------------
     Total interest revenue                                 1,019,046         975,915             2,934,204              2,806,878
                                                         -------------   -------------        --------------         --------------

Interest expense
   Deposits                                                   262,159         329,638               834,063                992,902
   Borrowed funds                                              49,067          49,067               146,134                145,769
                                                         -------------   -------------        --------------         --------------
     Total interest expense                                   311,226         378,705               980,197              1,138,671
                                                         -------------   -------------        --------------         --------------

     Net interest income                                      707,820         597,210             1,954,007              1,668,207

Provision for loan losses                                      48,000          42,000               126,000                108,000
                                                         -------------   -------------        --------------         --------------

     Net interest income after provision for loan losses      659,820         555,210             1,828,007              1,560,207
                                                         -------------   -------------        --------------         --------------

Non-interest revenue
   Service charges on deposit accounts                         62,990          58,054               178,484                163,378
   Other fees and commissions                                  61,620          34,791               202,008                147,626
   Gain on disposal of assets                                 -                 1,471                88,359                  1,471
                                                         -------------   -------------        --------------         --------------
     Total non-interest revenue                               124,610          94,316               468,851                312,475
                                                         -------------   -------------        --------------         --------------

Non-interest expenses
   Salaries                                                   323,253         264,426               890,941                734,131
   Employee benefits                                           53,202          43,574               146,791                120,613
   Occupancy                                                   53,778          43,905               150,240                127,911
   Equipment                                                   30,788          25,289                88,433                 74,008
   Data processing                                             27,402          24,891                84,248                 72,923
   Other operating                                            190,896         124,365               442,300                358,142
                                                         -------------   -------------        --------------         --------------
     Total non-interest expenses                              679,319         526,450             1,802,953              1,487,728
                                                         -------------   -------------        --------------         --------------

Income before income taxes                                    105,111         123,076               493,905                384,954

Income taxes                                                   28,884          41,100               156,024                125,600
                                                         -------------   -------------        --------------         --------------
Net income                                                   $ 76,227        $ 81,976             $ 337,881              $ 259,354
                                                         =============   =============        ==============         ==============

Basic earnings per common share                                  0.04            0.10                  0.27                   0.30
Diluted earnings per common share                                0.04            0.09                  0.27                   0.30




                                    See accompanying notes to consolidated financial statements.





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
                                            Old Line Bancshares, Inc.

                           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                           ----------------------------------------------------------
                                  For the nine-months ended September 30, 2003
                                                   (Unaudited)

                                                                                   Accumulated
                                                                                       other
                                      Common stock                     Undivided   comprehensive Comprehensive
                                   Shares    Par value       Surplus     profits       income       income
                                  -----------------------------------------------------------------------------
Balance, December 31, 2002        286,631.5  $2,866,315     $2,600,000   $127,091   $   93,187

(Unaudited)
 Capital Offering                 299,000.0   2,990,000      3,924,050          -            -
 Net income                             -             -            -      337,881            -     $337,881
 Unrealized gain (loss) on
    securities available for
     sale net of income taxes           -             -            -            -     (151,117)    (151,117)
                                                                                                   --------
 Comprehensive income                                                                              $186,764
                                                                                                   ========
 Exchange of $.01 par value
   shares for $10 par value shares           (5,850,459)     5,850,459
 Cash dividend $.09 per share          -              -            -      (80,257)           -
                                  ---------  ----------    -----------   --------   ----------

   September 30, 2003             585,631.5  $    5,856    $12,374,509   $384,715   $  (57,930)
                                  =========  ==========    ===========   ========   ==========




                           See accompanying notes to consolidated financial statements





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